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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of  1934

      Date of Report (Date of earliest event reported): June 17, 2004

                      FIRST NATIONAL LINCOLN CORPORATION
              (Exact name of Registrant as specified in charter)

                                    MAINE
                (State or other jurisdiction of incorporation)

                  0-26589                      01-0404322
         (Commission file number)   (IRS employer identification no.)


                 Main Street, Damariscotta, Maine        04853
             (Address of principal executive offices)  (Zip Code)


                                (207) 563-3195
             (Registrant's telephone number, including area code)





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Item 5. Other Events

The Company today issued the following press release:

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First National Lincoln Corporation Declares Dividend


DAMARISCOTTA, Maine -- (BUSINESS WIRE) -- June 17, 2004 -- The Board of Directors of First National Lincoln Corporation (NASDAQ NM: FNLC), today declared a quarterly dividend of $0.11 per share. This second-quarter dividend, which is payable July 30, 2004, to shareholders of record as of July 9, 2004, represents an increase of 17.9% or $0.017 per share over the second quarter dividend declared in 2003 of $0.093, after adjusting for the 2004 three-for-one stock split.

"With this increase, the Company has now raised its dividend for 35 consecutive quarters," noted Daniel R. Daigneault, FNLC's President & Chief Executive Officer. "This translates into an annual dividend of $0.44 per share, and based on today's closing price of $19.00 per share, our dividend yield is 2.32%.

"We began 2004 with a very good first quarter," President Daigneault went on, "and the Board of Directors views sharing our profits in the form of cash dividends as important to our Shareholders. After splitting our shares three-for-one earlier this month, I am pleased that we have continued the trend of increasing our dividend each quarter and maintaining a generous dividend payout ratio. For these reasons, I continue to view First National Lincoln Corporation as an extremely attractive investment alternative."

First National Lincoln Corporation, headquartered in Damariscotta, Maine, is the holding company for The First National Bank of Damariscotta and Pemaquid Advisors. The First is an independent community bank serving Mid-Coast Maine with seven offices in Lincoln and Knox Counties that provide consumer and commercial banking products and services. Pemaquid Advisors provides investment advisory and trust services from offices in Damariscotta, Boothbay Harbor and Portland, Maine.

Forward-looking and cautionary statements: except for the historical information and discussions contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange Commission.


For additional information contact F. Stephen Ward, Treasurer & Chief Financial Officer, at 207.563.3272.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

FIRST NATIONAL LINCOLN CORPORATION

By: /s/ F. Stephen Ward
    F. Stephen Ward
    Treasurer & Chief Financial Officer
    June 17, 2004